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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 2, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)



          Colorado                  0-19027                      84-1057605
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)                 Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              (Registrant's telephone number, including area code)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 1.01  Entry into a Material Definitive Agreement.

     On June 2, 2006, Simtek Corporation (the "Company") secured a $3.6 million revolving line of credit by entering into an Account Purchase Agreement (the "Agreement") with Wells Fargo Bank, National Association ("Wells Fargo"). Pursuant to the Agreement, the Company may sell up to $3.6 million of eligible accounts receivable to Wells Fargo. Advances of the purchase price for the eligible receivables will be at an agreed upon discount to the face value of the eligible receivable. The amount actually collected on any receivable by Wells Fargo that is beyond the advance will be forwarded to the Company, less certain discounts and fees retained by Wells Fargo (including a minimum fee of $7,500 per month for the term of the Agreement). To secure the Company's obligations under the Agreement, the Company granted Wells Fargo a security interest in certain of the Company's property. The Agreement has a term of two years, but may be terminated at any time by the Company upon 60 days' written notice. Copies of the Agreement and the press release announcing the Agreement are included herewith and attached as Exhibit 10.1 and Exhibit 99.1, respectively.


Item 9.01  Financial Statements and Exhibits.

     (d) Exhibits.

         Exhibit Number    Description
         --------------    -----------

             10.1 Account Purchase Agreement, effective June 2, 2006, by and between the Company and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division.

             99.1 Press release of the Company, dated June 7, 2006, titled "Simtek Secures Revolving Credit Agreement with Wells Fargo Business Credit".


















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SIMTEK CORPORATION


                                By: /s/Brian Alleman
                                    --------------------------------------
                                    Brian Alleman, Chief Financial Officer



June 8, 2006





































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                                  EXHIBIT INDEX



Exhibit Number      Description
--------------      -----------

     10.1 Account Purchase Agreement, effective June 2, 2006, by and between the Company and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division.

     99.1 Press release of the Company, dated June 7, 2006, titled "Simtek Secures Revolving Credit Agreement with Wells Fargo Business Credit".




































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